SUNAMERICA SENIOR FLOATING RATE FUND, INC.
Formerly known as North American Senior Floating Rate Fund,
Inc.

This Supplement is a Correction to the Prospectus Dated
April 25, 2001

	The first sentence of the third full paragraph on page
28 of the Prospectus should be replaced with the following:

In the case of sales of Class B shares, Distributor will pay each dealer a fee of 2.5% of the amount of Class B shares purchased as a commission or transaction fee.


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